UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2012

API TECHNOLOGIES CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 001-35214

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4705 S. Apopka Vineland Rd. Suite 210 Orlando, FL	32819
(Address of principal executive offices)	(zip code)

(407) 876-0279

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

API Technologies Corp. (the “Company”) has scheduled its 2012 annual meeting of stockholders for April 11, 2012. If a stockholder of the Company intends to nominate a person for election to the Company’s Board of Directors or propose other business for action at the Company’s 2012 annual meeting of stockholders (including a proposal made pursuant to SEC Rule 14a-8), the stockholder must deliver a notice of such nomination or proposal to the Company’s Secretary no later than the close of business on February 3, 2012 and comply with the requirements of Rule 14a-8. The notice should be addressed in writing to: API Technologies Corp., to the attention of the Secretary, 4705 S. Apopka Vineland Rd., Suite 210, Orlando, Florida 32819.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2012	API TECHNOLOGIES CORP.

	By:	/s/ Brian R. Kahn
Brian R. Kahn
Chairman and Chief Executive Officer

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